UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 3, 2014

Corinthian Colleges, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25283	33-0717312
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6 Hutton Centre Drive, Suite 400, Santa Ana, California	92707
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 427-3000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 3, 2014, Corinthian Colleges, Inc. (the “Company,” “Corinthian,” “we,” “us” or other similar terms) was notified of a civil complaint filed against the Company and one of its subsidiaries by the Massachusetts Attorney General’s Office (the “Mass AG”).  As previously disclosed, we have been cooperating with an investigation initiated by the Mass AG in April 2011.

The Company is committed to regulatory compliance, and is proud of the career and technical education that our employees provide to nearly 80,000 students in the United States and Canada.  The Company expects to vigorously defend against this complaint.  The Company has provided additional information with respect to this complaint and its Massachusetts campuses at http://files.shareholder.com/downloads/COCO/2452738695x0x740549/CF7B544D-D094-479D-A6FB-21850C6AE98B/CCi_Response_to_MA_Attorney_General_Lawsuit_04_02_2014_.pdf.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORINTHIAN COLLEGES, INC.

April 4, 2014	/s/ Stan A. Mortensen
Stan A. Mortensen
Executive Vice President and
General Counsel